UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  June 18, 2020

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-13648	13-2578432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Sunrise Park Road, New Hampton, NY 10958
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.06-2/3 per share.	BCPC	NASDAQ Global Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 18, 2020, the Board the Corporation amended and restated its Bylaws. The amendments include the following: (i) a change to make the date of the annual shareholders’ meeting more general rather than specifying a particular month; (ii) addition of the offices of Chief Executive Officer and Chief Financial Officer; (iii) certain provisions for the giving of electronic notice; (iv) an advance notice provision for shareholder nominations and proposals; (v) clarifications with respect to the voting of shares by certain shareholders (corporations, limited liability companies, joint ventures, trusts or other entities); (vi) clarification that a directors meeting may adjourned if less than a majority of directors is present; (vii) clarification with respect to the number of directors required to adopt resolutions, (viii) a provision requiring that the removal of director may only be accomplished by special shareholders’ or directors’ meeting convened for such purpose; (ix) the addition of a provision for telephonic meetings; (x) specification with respect to those individuals who may chair shareholders and directors’ meetings; (xi) a reliance provision – specifying that directors may rely on certain information provided to them in the performance of their duties; (xii) the addition of a ratification provision;  (xiii) the addition of a provision for emergency meetings; (xiv) clarification with respect to the use of the corporate seal; (xv) the addition of an advancement of expenses provision to the directors’ and officers’ indemnification; (xvi) the addition of provision requiring a supermajority vote for the repeal of the advance notice provision; and (xvii) an exclusive forum provision.

Item 5.07 - Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on June 18, 2020 (“Annual Meeting”).  Set forth below is information regarding the results of the matters voted on by stockholders at the Annual Meeting:

(i)         Election of three Class 3 Directors to serve to serve until the Company’s annual meeting of stockholders in 2023 and thereafter until their respective successors are elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
David Fischer	26,881,645	124,209	2,607,552
Perry Premdas	24,508,975	2,496,879	2,607,552
Dr. John Televantos	24,287,257	2,718,597	2,607,552

(ii)        Ratification of the appointment of RSM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020:  29,237,489 shares in favor; 363,683 shares against; 12,234 shares abstaining.

(iii)      Advisory vote to approve the Company’s executive compensation: 26,165,157 shares in favor; 793,661 shares against; 47,036 shares abstaining; and 2,607,552 broker non-votes.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

3.2	Amended and Restated By-laws – Effective June 18, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION

By:/s/ Mark Stach
Mark Stach, General Counsel and Secretary

Dated: June 23, 2020